UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
September 4, 2002

CERIDIAN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15168	41-1981625

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3311 East Old Shakopee Road, Minneapolis, Minnesota 55425
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (952) 853-8100

SIGNATURES
INDEX TO EXHIBITS
EX-99.1 Press Release

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

c. Exhibits

99.1 Ceridian Corporation News Release dated September 4, 2002.

Item 9. Regulation FD Disclosure.

     On September 4, 2002, we issued a press release reporting that Tony G. Holcombe, President of Ceridian’s U.S. human resources solutions business, resigned from Ceridian. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERIDIAN CORPORATION

/s/ Gary M. Nelson
Gary M. Nelson
Executive Vice President, General Counsel and Corporate Secretary
Dated:	September 4, 2002

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INDEX TO EXHIBITS

Exhibit No.	Item	Method of Filing

99.1	Ceridian Corporation News Release dated September 4, 2002.	Filed electronically

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